UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2024

KINTARA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-37823	99-0360497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9920 Pacific Heights Blvd, Suite 150 San Diego, CA		92121
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code: (858) 350-4364

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KTRA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 20, 2024, Kintara Therapeutics, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The matters voted on at the Annual Meeting were: (i) the election of directors, (ii) an advisory vote on executive compensation, (iii) an advisory vote on the frequency of holding a vote on executive compensation every year, two years or three years, and (iv) the ratification of the appointment of the Company’s independent registered public accounting firm. The final voting results were as follows:

1.

The proposal to elect the following nominees, Robert E. Hoffman, Robert J. Toth, Jr., Laura Johnson and Tamara A. Favorito, as directors of the Company to hold office until the next annual meeting and until his or her successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal.

The votes were cast with respect to this matter as follows:

	FOR	WITHHELD	BROKER NON-VOTES
Robert E. Hoffman	9,993,904	1,536,633	10,853,757
Robert J. Toth, Jr.	9,990,566	1,539,971	10,853,757
Laura Johnson	10,672,034	858,503	10,853,757
Tamara A. Favorito	9,852,990	1,677,547	10,853,757

The stockholders elected each nominee as a director of the Company.

2.

The votes cast with respect to the proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
8,924,413	1,687,265	918,859	10,853,757

The stockholders approved the executive compensation for the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting on an advisory basis.

3.	The votes cast with respect to the proposal on the frequency of holding future advisory votes on executive compensation (every one year, two years or three years) were as follows:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
4,114,112	264,831	8,005,945	183,753	9,815,653

The Company has considered the outcome of this advisory vote and has determined, as was recommended with respect to this proposal by the Company's board of directors in the proxy statement for the Annual Meeting, that the Company will hold future advisory votes on executive compensation every three years until the occurrence of the next advisory vote on the frequency of advisory votes on executive compensation. The next advisory vote regarding the frequency of advisory votes on executive compensation is required to occur no later than the Company's 2030 Annual Meeting of Stockholders.

4.

The votes cast with respect to the proposal to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending June 30, 2024 were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
20,211,511	806,129	1,366,654	0

The stockholders approved the proposal to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINTARA THERAPEUTICS, INC.

Date: June 24, 2024	By:	/s/ Robert E. Hoffman
Name: Robert E. Hoffman
Title: Chief Executive Officer